UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2023

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on December 13, 2023. See the Company’s 2023 Proxy Statement for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

PROPOSAL 1: ELECTION OF DIRECTORS

The stockholders elected all of the nominees for director recommended by the Company’s Board of Directors (the “Board”). The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Ellen-Blair Chube	22,878,476	1,745,334	574,854
Paul M. Hindsley	21,786,063	2,837,747	574,854
Daniel S. Jaffee	23,319,672	1,304,138	574,854
Michael A. Nemeroff	22,609,684	2,014,126	574,854
George C. Roeth	23,449,202	1,174,608	574,854
Amy L Ryan	21,776,443	2,847,367	574,854
Patricia J. Schmeda	24,553,031	70,779	574,854
Allan H. Selig	23,307,978	1,315,832	574,854
Lawrence E. Washow	23,114,099	1,509,711	574,854

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of Grant Thornton LLP as independent auditor for the fiscal year ending July 31, 2024. The voting results were as follows:

For	25,108,509
Against	83,823
Abstain	6,332

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The stockholders voted to approve, on an advisory basis, the compensation of the named executive officers disclosed in the Proxy Statement. The voting results were as follows:

For	24,036,678
Against	564,589
Abstain	22,543
Broker Non-Votes	574,854

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The stockholders voted to select, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers. The voting results were as follows:

3 Years	22,357,461
2 Years	9,687
1 Year	2,253,011
Abstain	3,651
Broker Non-Votes	574,854

PROPOSAL 5: APPROVAL OF THE AMENDED AND RESTATED OIL-DRI CORPORATION OF AMERICA 2006 LONG TERM INCENTIVE PLAN

The stockholders voted to approve the Amended and Restated Oil-Dri Corporation of America 2006 Long Term Incentive Plan. The voting results were as follows:

For	22,629,721
Against	1,984,053
Abstain	10,036
Broker Non-Votes	574,854

Item 8.01	Other Events.
At its regular meeting on December 13, 2023, the Board declared quarterly cash dividends of $0.29 per share of the Company’s Common Stock and $0.218 per share of the Company’s Class B Stock. The dividends will be payable on March 8, 2024, to stockholders of record at the close of business on February 23, 2024. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated December 14, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, Strategic Partnerships and General Counsel & Secretary

Date:  December 14, 2023